SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934, as amended
(Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement
[   ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

INDEPENDENT BANKSHARES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)     Title of each class of securities to which transaction applies:

     (2)     Aggregate number of securities to which transaction applies:

     (3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

     (4)     Proposed maximum aggregate value of transaction:

     (5)     Total fee paid:

   *    Set forth amount on which the filing is calculated and state how it was determined.

[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount Previously Paid:

     (2)     Form, Schedule or Registration Statement No.:

     (3)     Filing Party:

     (4)     Date Filed:

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INDEPENDENT BANKSHARES, INC.
547 Chestnut Street
Abilene, Texas 79602
__________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 25, 2000

     An annual meeting of the shareholders of Independent Bankshares, Inc. (the "Company") will be held at First State Bank, N.A., Central Branch Lobby, 547 Chestnut Street, Abilene, Texas, at 4:00 p.m. (Central time), on April 25, 2000 to consider proposals:

1.     To elect three (3) directors to hold office; and

2.     To transact any other business that may properly come before the meeting.

     The Board of Directors has fixed March 22, 2000, as the Record Date for the determination of shareholders entitled to vote at the Annual Meeting.

     It will be helpful to us if you read the proxy statement and voting instructions on the proxy card, and then vote by promptly marking, signing, dating and returning the accompanying proxy in the enclosed, self-addressed, stamped envelope so that the necessary quorum may be represented at the annual meeting.

By Order of the Board of Directors

RANDAL N. CROSSWHITE, Corporate Secretary

Abilene, Texas
March 30, 2000

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INDEPENDENT BANKSHARES, INC.
547 Chestnut Street
Abilene, Texas 79602
_______________________________

PROXY STATEMENT
_______________________________

SOLICITATION AND REVOCATION OF PROXIES

     This Proxy Statement and the accompanying proxy are solicited on behalf of the Board of Directors of Independent Bankshares, Inc. The proxies will be voted at the 2000 Annual Meeting of Shareholders to be held on April 25, 2000, at the time and place and for the purpose set forth in the accompanying Notice of Annual Meeting of Shareholders and at any adjournment(s) of the Annual Meeting. This Proxy Statement, the accompanying proxy and the Company's Annual Report to Shareholders.

     All properly completed proxies received prior to the Annual Meeting and not revoked will be voted in accordance with your instructions. If no such instructions are made, the proxies will be voted FOR the election of the nominees under the caption "Election of Directors". If any other matters come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

     The Company encourages the personal attendance of its shareholders at the Annual Meeting. An execution of the accompanying proxy will not affect a shareholder's right to attend the Annual Meeting and to vote in person.

     Proxies may be revoked if you:

*

Deliver a signed, written revocation letter, dated any time before the proxy is voted, to Mr. Randal N. Crosswhite, Corporate Secretary, Independent Bankshares, Inc., at the Companys principal executive offices, 547 Chestnut Street, Abilene, Texas 79602; or

*	Sign and deliver a proxy, dated later than the first one to the Company's Corporate Secretary at the above address; or
*

Attend the meeting and vote in person. Attending the Annual Meeting alone will not revoke your proxy. A revocation letter or a later-dated proxy will not be effective until received by the Company at or prior to the Annual Meeting.

     In addition to the solicitation of proxies by use of the mail, officers, directors and regular employees of the Company may solicit the return of proxies by personal interview, mail, telephone, facsimile and/or through the Internet. These persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. The Company will also request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to

     The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 1999, including audited financial statements, is enclosed herewith. The Annual Report does not form any part of the material for the solicitation of proxies.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

General

     The Board of Directors of the Company has fixed March 22, 2000, as the Record Date for the Annual Meeting. Only holders of record of the outstanding shares of Common Stock ("Common Shares") at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) of the Annual Meeting. At the close of business on the Record Date, the Company had issued 2,333,647 and outstanding

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2,273,647 Common Shares. Each outstanding Common Share is entitled to one vote on each matter brought before the Annual Meeting.

Quorum and Required Vote; Effect of Abstentions and Broker Nonvote

ions and Broker Nonvote

     To be elected, directors must receive a plurality of the Common Shares present and voting in person or by proxy, provided a quorum exists. A plurality means receiving the largest number of votes, regardless of whether that is a majority. A quorum exists if at least a majority of the Common Shares on the Record Date is present in person or by proxy. All matters other than election of directors submitted to you at the Annual Meeting will be decided by a majority of the votes cast on the matter, provided a quorum exists, except as otherwise provided by law or our Articles of Incorporation or Bylaws. Those who fail to return a proxy or attend the Annual Meeting will not count towards determining any required plurality, majority or quorum.

     A broker non-vote occurs when a holder of Common Shares for the beneficial owner does not vote on the proposal because such holder does not have discretionary voting power with respect to that proposal. Abstentions and broker nonvotes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. However, abstentions and broker non-votes are not counted for purposes of the election of directors.

Security Ownership of Management

     The following table and notes to the table set forth information with respect to Common Shares beneficially owned as of the Record Date by:

*	each director and nominee for director of the Company;
*	each executive officer of the Company included in the Summary Compensation Table set forth under the caption "Executive Compensation" below;
*	each individual selected as an advisory director or director emeritus of the Company; and
*	all directors and executive officers of the Company as a group.

Name of Beneficial Owner ---------------------------------------------------	Amount and Nature Of Beneficial Ownership (1) -----------------------------------	Percent of Class Owned Beneficially (2) ---------------------------------------------------
John L. Beckham.....................................	2,750	0.12%
Lee Caldwell............................................	13,706	0.60
Carl E. Campbell.....................................	0	--
Mrs. Wm. R. (Amber) Cree.....................	4,541	0.20
Randal N. Crosswhite..............................	26,017(3)	1.14
Thomas C. Darden...................................	797(4)	0.04
James G. Fitzhugh....................................	15,135(5)	0.67
Michael D. Jarrett.....................................	7,876(6)	0.35
Nancy E. Jones.........................................	300	0.01
Marshal M. Kellar....................................	1,931(7)	0.08
Tommy McAlister....................................	5,360(8)	0.24
L.H. Mosley*............................................	55,039	2.42
J.E. Smith..................................................	3,875(9)	0.17
Bryan W. Stephenson...............................	108,566(10)	4.77
Scott L. Taliaferro.....................................	84,361(11)	3.71
James D. Webster, M.D............................	885	0.04
C.G. Whitten.............................................	6,547	0.29
John A. Wright**.........................................	86,850	3.82
All executive officers and directors as a group (18 individuals, including the executive officers and directors listed above)	424,536(12)	18.67%

*     Advisory Director
**     Director Emeritus

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(1)

Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.

(2)	The percentages of Common Stock indicated are based on 2,273,647 Common Shares outstanding on the Record Date.
(3)	Includes Mr. Crosswhite's beneficial ownership of 12,649 shares held by the Company's Employee Stock Ownership/401(k) Plan (the "Stock Ownership Plan").
(4)	Includes Mr. Darden's beneficial ownership of 797 shares held by the Stock Ownership Plan.
(5)	Includes Mr. Fitzhugh's beneficial ownership of 10,334 shares held by the Stock Ownership Plan.
(6)	Includes Mr. Jarrett's beneficial ownership of 5,626 shares held by the Stock Ownership Plan.
(7)	Includes 1,931 shares owned by M & G Kellar Investment Limited Partnership, a partnership in which Mr. Kellar is a general partner.
(8)	Includes 3,924 shares owned by McAlister Oil Co., Inc. Mr. McAlister is President and sole shareholder of McAlister Oil Co., Inc.
(9)	Includes 1,750 shares owned by Mr. Smith's wife.
(10)	Includes 25,363 shares owned by Mr. Stephenson's wife and minor child. Also includes Mr. Stephenson's beneficial ownership of 13,060 shares held by the Stock Ownership Plan.
(11)	Includes 1,240 shares owned by Mr. Taliaferro's wife.
(12)	Includes such executive officers' beneficial ownership of 42,466 shares held by the Stock Ownership Plan.

Security Ownership of Certain Beneficial Owners

     The following entity is known by the Company to own beneficially more than five percent of the Company's Common Stock on the Record Date.

Name and Address ----------------------------------------------------	Number of Shares(1) ---------------------------	Percent of Class (2) --------------------------------------
Independent Bankshares, Inc.................. Stock Ownership Plan P.O. Box 3296 Abilene, TX 79604	159,313(3)	7.01%
Dodge Jones Foundation ........................ 400 Pine Street, Suite 900 Abilene, TX 79601	147,318	6.48

_______________
(1)

Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.

(2)	The percentage of Common Stock indicated is based on 2,273,647 shares of Common Stock outstanding on the Record Date.
(3)	The shares held in the plan are voted by the employee participants.

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ITEM 1. ELECTION OF DIRECTORS

Nominees

     The Bylaws of the Company provide that the Board of Directors consists of not fewer than seven nor more than 30 members (exclusive of advisory directors) and that the number of directors, within such limits, is to be determined by resolution of the Board of Directors at any meeting or by the shareholders at the Annual Meeting. The Board of Directors has set the Board at eleven members (exclusive of advisory directors). The directors are divided into three classes. At each Annual Meeting, the term of one class expires. Directors in each class serve for three year terms.

     Three directors will be elected at the Annual Meeting to serve for a three-year term expiring at the Company's Annual Meeting in the year 2003. Each nominee elected as a Director will continue in office until his or her successor has been duly elected and qualified, or until the earliest of his or her death, resignation or retirement.

     The tables below set forth for each nominee for director and for each continuing director within each class of directors:

*	The name,
*	age and the principal occupation of each nominee or continuing director;
*	the directorships of public companies, if any, held by each nominee or continuing director; and
*	the year he or she first became a director of the Company.

2003 CLASS--NOMINEES FOR DIRECTOR
TO SERVE UNTIL 2003 ANNUAL MEETING
Name and Age ---------------------------------------------	Year First Became a Director of the Company ---------------------------------------------	Principal Occupation During the Last Five Years ------------------------------------------------
Lee Caldwell (65)	1985	Attorney at Law
Randal N. Crossswhite (46)	1995	Senior vice President, Chief Financial Officer and Corporate Secretary of the Company; Director of First State Bank, N.A. (the "Bank")
Marshal M. Kellar (67)	1981	Chairman of the Board of West Texas Wholesale Supply Company (hardware)

     Unless otherwise indicated on any duly executed and dated proxy, the proxies will be voted "FOR" the election of the nominees listed in the table above for the term specified. The Company does not anticipate that any of the above-named nominees will refuse or be unable to accept or serve as a director of the Company for the class and the term specified. However, if any nominee is unable or unwilling to serve as a director, the proxies will vote for the election of such other person(s) as may be nominated by management, unless you indicate to vote otherwise. Assuming the receipt by each nominee of the affirmative vote of at least a plurality of the Common Shares present or represented at the Annual Meeting, the three nominees receiving the greatest number of votes will be elected as directors.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE ELECTION OF EACH OF THE INDIVIDUALS
NOMINATED FOR ELECTION AS A DIRECTOR

     The following directors serve terms expiring at the 2001 and 2002 Annual Meetings of Shareholders:

2001 CLASS-CONTINUING DIRECTORS
TO SERVE UNTIL 2001 ANNUAL MEETING
Name and Age ---------------------------------------------	Year First Became a Director of the Company ----------------------------------------	Principal Occupation During the Last Five Years ---------------------------------------------
John L. Beckham (41)	1998	Attorney at Law, Beckham, Rector & Eargle, L.L.P.
Nancy E. Jones (50)	1998	Executive Director of the Community Foundation of Abilene
Scott L. Taliaferro (77)	1980	Chairman of the Board of the Company and President of Scott Oils, Inc. (oil and gas drilling)
C.G. Whitten (75)	1980	Attorney at Law, Whitten & Young, P.C. (1997-Present); previously, Senior Vice President and General counsel of Pittencrieff Communications, Inc.

2002 CLASS-CONTINUING DIRECTORS
TO SERVE UNTIL 2002 ANNUAL MEETING
Name and Age ---------------------------------------------	Year First Became a Director of the Company -------------------------------------	Principal Occupation During the Last Five Years ----------------------------------------------------
Mrs. Wm. R. (Amber) Cree (69)	1985	Entrepreneuse
Tommy McAlister (51)	1985	President of McAlister, Inc. (investments)
Bryan W. Stephenson (50)	1989	President and Chief Executive Officer of the Company; chairman of the Board of the Bank
James D. Webster, M.D. (59)	1988	Physician, Nephrology Associates

Advisory Directors

     The Bylaws of the Company provide for advisory directors. The Board of Directors, at its February 16, 2000, meeting, selected the following individuals to serve as advisory directors of the Company:

L.H. Mosley
J.E. Smith
John A. Wright*

______________
*     Director Emeritus

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Meetings and Committees of the Board of Directors

     The Board of Directors conducts its business through meetings of the Board of Directors and through its committees. In accordance with the Bylaws of the Company, the Board of Directors has established an Executive Committee, an Audit Committee and a Compensation Committee that performs the function of the Employee Stock Ownership 401(k) Plan Committee, among other things. During the year ended December 31, 1999, the Board of Directors held twelve regular meetings and three special meetings; the Executive Committee held thirteen meetings; the Audit Committee held one meeting and the Compensation Committee held two meetings. Each director attended at least 75% of the total number of meetings of the Board of Directors and the committees on which he or she served, except Marshal M. Kellar who attended seven meetings of the Board of Directors.

     Executive Committee. The Executive Committee exercises all the powers of the Board of Directors in the management of the business and affairs of the Company, except for matters related to the composition of the Board of Directors, changes in the Bylaws and certain other significant corporate matters. John L. Beckham, Bryan W. Stephenson, Scott L. Taliaferro and C.G. Whitten, directors were the members of the Executive Committee during 1999 and all of such members, were appointed members of the Executive Committee for 2000 at the February 16, 2000, meeting of the Board of Directors.

     Audit Committee. The Audit Committee recommends to the Board of Directors the appointment and discharge of the Company's independent auditors; reviews the completed audit with the independent auditors regarding the conduct of the audit, accounting adjustments, recommendations for improving internal controls and any other significant findings during the audit; meets periodically with management; monitors accounting and financial controls; and initiates and supervises special investigations. Lee Caldwell, nominee for director, and Wm. R. (Amber) Cree and Tommy McAlister, directors, were the members of the Audit Committee during 1999 and were appointed members of the Audit Committee for 2000 at the February 16, 2000, meeting of the Board of Directors.

     Compensation Committee. The Compensation Committee administers management incentive compensation plans, establishes the compensation of executive officers, determines major compensation policies, and administers the Stock Ownership Plan. Nancy E. Jones, Scott L. Taliaferro and James D. Webster, directors, were the members of the Compensation Committee during 1999 and were appointed members of the Compensation Committee for 2000 at the February 16, 2000, meeting of the Board of Directors.

ITEM 2.
OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors of the Company is not aware of any matters, other than those referred to in the accompanying Notice of Annual Meeting of Shareholders, which properly may come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournment(s) thereof, it is the intention of the persons named as proxies on the enclosed proxy card to vote the proxy cards in accordance with their judgment.

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EXECUTIVE OFFICERS

Executive Officers

     The table below sets forth at the date of this Proxy Statement the name, age, current positions with the Company, principal occupation during the last five years of each principal executive officer of the Company and the year he first became an executive officer of the Company:
Name and Age ----------------------------------	Current Position with the Company or the Bank ----------------------------------------	Executive Officer of the Company or Branch President of the Bank Since ----------------------------	Principal Occupation During Last Five Years -----------------------------------------------
Bryan W. Stephenson (50)	President, Chief Executive Officer and Director of the Company and Chief Executive Officer and Chairman of the Board of the Bank	1985	President and Chief Executive Officer of the Company
Carl E. Campbell (51)	Azle Branch President of the Bank	1998	Azle Branch President of the Bank; previously President of Azle State Bank, Azle, Texas ("Azle State")
Randal N. Crosswhite (46)	Senior Vice President, Chief Financial Officer, Corporate Secretary and Director of the Company and Director of the Bank	1985	Senior Vice President, Chief Financial Officer and Corporate Secretary of the Company
Thomas C. Darden (43)	Lubbock Branch President of the Bank and Director of the Bank	1997	Lubbock Branch President of the Bank (1997-present); previously, Executive Vice President of Plains National Bank, Lubbock, Texas
James G. Fitzhugh (50)	Abilene Branch President of the Bank and Director of the Bank	1985	Abilene Branch President of the Bank (1997-present); previously President of the Bank
Michael D. Jarrett (50)	Odessa Branch President of the Bank and Director of the Bank	1992	Odessa Branch President of the Bank (1997-present); previously, President of First State Bank, N.A., Odessa, a former subsidiary bank

Term of Office

     Executive officers of the Company are elected by the Board of Directors at its annual meeting and hold office until the next annual meeting of the Board of Directors or until their respective successors are duly elected and have qualified. The Branch Presidents of the Bank are elected by the board of directors of the Bank at its annual meeting and hold office until the next annual meeting of such board of directors or until their respective successors are duly elected and have qualified.

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EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and other executive officers of the Company (including those who are employed by the Company's direct and indirect subsidiaries) whose cash compensation exceeded $100,000 during the fiscal year ended December 31, 1999 (the "named executive officers").
Name and Principal Position -----------------------------------------------------	Fiscal Year ---------------	Annual Compensation Salary Bonus ----------- ---------------		Other Annual Compensation ($)(1) ------------------	Long-Term Compenstion Awards ------------------------ Seurities Underlying Options ------------------------
Bryan W. Stephenson President, Chief Executive Officer and Director of the Company	1999 1998 1997	$ 156,000 150,000 135,000	$ 20,000 20,000 20,000	$ 4,100 4,400 3,500	$ 0 0 0
Carl E. Campbell Branch President of the Bank	1999 1998(2)	121,000 33,300	0 0	0 0	0 0
Michael D. Jarrett Branch President and Director of the Bank	1999 1998 1997	105,500 101,500 97,500	7,500 7,500 7,500	4,100 3,600 3,500	0 0 0
Thomas C. Darden Branch President and Director of the Bank	1999 1998 1997(3)	102,000 98,600 71,700	5,000 5,000 0	4,100 3,600 2,400	0 0 0
Randal N. Crosswhite Senior Vice President, Chief Financial Officer, Corporate Secretary and Director of the Company	1999 1998 1997	100,000 96,000 92,000	5,000 5,000 5,000	4,100 4,200 3,500	0 0 0

_________________________
(1)	Constitutes directors fees paid by the Bank and its predecessors.
(2)	Mr. Campbell was president of Azle State prior to September 22, 1998, the date of acquisition of such bank.
(3)	Mr. Darden joined the Company in April 1997.

Stock Option Grants/Exercises in Fiscal 1999

     No stock options were granted to, or exercised by, the Chief Executive Officer or the named executive officers during fiscal 1999. The Company has never granted stock appreciation rights.

Employee Retention Agreements

In September 1999, the Company entered into employee retention agreements with its key employees and selected executive officers (individually, the "Key Employee," or collectively, the "Key Employees") to provide additional incentives to such Key Employees to continue their employment with the Company in the event that the Company experienced a change of control, i.e., merger, consolidation, or sale of the assets or stock of the Company. Each employee retention agreement provides that the Key Employee will receive a cash lump sum payment equal to one or two times the Key Employee's annual compensation, including bonus compensation. This amount is payable after one year from the change in control unless such Key Employee is terminated sooner for cause or resigns or severs his employment with the Company for any reason other than constructive termination. In the event the Key Employee is terminated without cause or the Key Employee is constructively terminated because the Key Employee's compensation is diminished, his job title is changed to a position of lesser importance, or his responsibilities are materially reduced, the retention benefit must be paid by the Company within thirty (30) days of

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such termination. In the event of the Key Employee's death or disability, the pro rated portion of the retention benefit must be paid by the Company within thirty (30) days of such death or disability.

The following Key Employees are entitled to payment of the specified retention benefit in the event of a change in control:

Bryan W. Stephenson	$368,000
Randal N. Crosswhite	222,000
Michael D. Jarrett	117,500
Thomas C. Darden	111,000
James G. Fitzhugh	100,000

     The obligation to pay retention benefits under the retention agreements would be triggered upon consummation of the Company's proposed acquisition by State National Bancshares, Inc., Lubbock, Texas.

Director Compensation

     In 1999, each non-employee director and advisory director was paid $250 for each regular directors' meeting of the Company attended and $100 for each meeting of the Executive Committee and Audit Committee attended. The Board of Directors has set director and committee fees for 2000 at $250 per meeting of the Board and $100 per meeting of the Executive Committee, the Audit Committee and the Compensation Committee.

Transactions with Management

     The Bank had, during the period from January 1, 1999, to March 15, 2000, and expects to have in the future, loan transactions with directors of the Company and the Bank and their respective associates, which includes any immediate family member or any corporation or firm of which such person is an executive officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities or any trusts of which such person serves as trustee or in which he or she has a substantial beneficial interest. These loan transactions have been made in the ordinary course of the Bank's business and have been and will continue to be on substantially the same terms, including interest rates, collateral and repayment, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features. All loans made to directors and nominees for director of the Company and their respective associates are believed to be in compliance with the Financial Institutions Regulatory and Interest Rate Control Act of 1978.

INDEPENDENT ACCOUNTANTS

     On September 15, 1999, the Board of Directors of the Company approved the recommendation of the Audit Committee of the Board of Directors that the firm of PricewaterhouseCoopers LLP be engaged as the Company's independent public accountants for the year ended December 31, 1999.

     The Board of Directors of the Company has not yet selected independent auditors to examine the Company's financial statements for the year ending December 31, 2000. Representatives of PricewaterhouseCoopers LLP, who audited the Company's financial statements for the year ended December 31, 1999, are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Officers, directors and beneficial owners of more than ten percent of the Common Stock must file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and American Stock Exchange pursuant to Section 16(a). We have reviewed the reports from officers and directors. Based on this review, the Company believes that all filing requirements during 1999 were met.

SHAREHOLDER PROPOSALS

     Shareholders may present proposals for inclusion in the proxy statement for consideration at its 2001 Annual Meeting of Shareholders. Such proposals must be received by the Company by December 2, 2000 and must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934.

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Copies of the Annual Report on Form 10-K
Filed with the Securities and Exchange Commission

     The Company, without charge, will provide to each shareholder, on written request, a copy of the Company's Annual Report on Form 10-K, but without exhibits, required to be filed with the Securities and Exchange Commission for the fiscal year ended December 31, 1999. Written requests for such Form 10-K should be directed to Mr. Randal N. Crosswhite, Senior Vice President and Corporate Secretary, Independent Bankshares, Inc., 547 Chestnut street, Abilene, Texas 79602.
By Order of the Board of Directors

Randal N. Crosswhite, Corporate Secretary

Abilene, Texas March 30, 2000

     It is important to us that you return your proxy promptly. If you do not expect to attend the annual meeting and wish your stock to be voted, then you shall date, sign and return the accompanying proxy in the enclosed self-addressed envelope. No postage is required if mailed in the United States.

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INDEPENDENT BANKSHARES, INC.
547 Chestnut Street
Abilene, Texas 79602

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Bryan W. Stephenson, Scott L. Taliaferro and C.G. Whitten and each or any of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of the Common Stock of Independent Bankshares, Inc. (the "Company") held of record by the undersigned on March 22, 2000, at the Annual Meeting of Shareholders to be held on April 25, 2000, or any adjournment(s) thereof.

     1.   Proposal to elect as directors of the Company the following persons, to hold office in the class and for the term indicated or until their respective successors have been duly elected and have qualified.

[  ]  FOR all nominees listed below (except as marked to the contrary below)     [  ]    WITHHOLD AUTHORITY to vote all nominees listed below

2003 Class - Class of Directors to hold office until the 2003 Annual Meeting:
Lee Caldwell, Randal N. Crosswhite, Marshal M. Kellar

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

(Please sign on the other side)

(Continued from front)

     2.    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Please execute this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized persons. Please mark, sign, date and return this proxy promptly using the enclosed envelope.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted "for" the election of the nominees under proposal 1 and in the discretion of the proxies with respect to any other matter that is properly presented at the meeting.

DATED:______________________________________________________, 2000
_____________________________________________________________________ Signature
_____________________________________________________________________ Signature if Held Jointly